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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 19, 1995

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                           HOST MARRIOTT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                  1-5664                  53-0085950
    (STATE OR OTHER          (COMMISSION FILE          (I.R.S. EMPLOYER
    JURISDICTION OF              NUMBER)             IDENTIFICATION NO.)
     INCORPORATION)

                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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                                    FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On June 19, 1995, the Registrant announced that it acquired the San Antonio Marriott Riverwalk Hotel. A copy of the news release announcing the acquisition is attached as an exhibit to this current report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial statements of businesses acquired.

      It is impracticable for the Registrant to provide the required financial statements and pro forma financial information at the time of this filing. The Registrant will file such financial statements and pro forma financial information by amendment no later than August 29, 1995 as permitted under
      Item 7 of Form 8-K.

  (c) Exhibits

      (2) Purchase Agreement dated June 2, 1995 by and between MRI Business Properties Fund, Ltd. II, as Seller, and HMH Rivers, Inc., as Purchaser. (See table of contents for list of omitted exhibits to the Purchase Agreement).

      (99) News Release dated June 19, 1995.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Host Marriott Corporation

                                  By : /s/ Jeffrey P. Mayer
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                                      Jeffrey P. Mayer
                                      Senior Vice President, Finance
                                       and Corporate Controller

Date: July 3, 1995